                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21407
                                              -----------------------

                  Nuveen Diversified Dividend and Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: March 31, 2006
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                             QUARTERLY REPORT March 31, 2006
                                                      (Unaudited)

Nuveen Investments
Exchange-Traded
Closed-End
Funds

      NUVEEN
 DIVERSIFIED
DIVIDEND AND
 INCOME FUND
         JDD




HIGH CURRENT INCOME AND TOTAL RETURN FROM A PORTFOLIO OF DIVIDEND-PAYING COMMON STOCKS, REIT STOCKS, EMERGING MARKETS SOVEREIGN DEBT, AND SENIOR LOANS

Chairman's Letter
For period ended March 31, 2006



Dear Shareholder:

I am very pleased to report that over the 3-month period covered by this report, your Fund continued to provide you with attractive monthly distributions and diversified exposure to a variety of important market sectors and asset classes. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,



TIMOTHY R. SCHWERTFEGER
Chairman of the Board
May 3, 2006





Callout:

"In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification."

Portfolio Managers' Comments

THE NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND FEATURES PORTFOLIO MANAGEMENT BY TEAMS AT FOUR SUBADVISERS:

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The real estate portion of the Fund is managed by a team at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of J. P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 22 years experience in managing real estate investments, lead the team.

Wellington Management Company, LLP invests its portion of the Fund's assets in emerging markets sovereign debt and foreign corporate bonds. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Symphony Asset Management, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Here representatives from NWQ, Security Capital, Wellington Management and Symphony talk about the markets, their management strategies and the performance of the Fund for the 3-month period ended March 31, 2006.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE 3 MONTH PERIOD ENDED MARCH 31, 2006?

We view the leveraged loan market favorably but given the current credit environment we continued to take a defensive stance in positioning our loan portfolios. The loan market continued to demonstrate many positive characteristics that we think make the asset class attractive. Market liquidity was better than it has ever been, investor appetite remained strong and many high quality deals came to market. Strong investor demand, however, also allowed many deals to be structured with aggressive leverage levels. It is this environment and market dynamic that leads us to avoid credits we feel are too aggressively leveraged or do not have a sound credit profile. We still do not feel that now is the appropriate time to be reaching for yield or getting involved with what we consider to be marginal credits.

We avoided many small loans that are supporting leveraged buyouts as we feel that market liquidity could be challenged if the credit experiences any negative events. We focused on adding high quality new-issue loans at par as we do not believe that paying 101 or higher for loans is prudent in the current environment. We also continued to avoid the vast majority of second lien loans. At current trading levels we do not believe that most second lien loans compensate investors for the risk these credits pose over a credit cycle. Should the economy weaken, we believe that second lien loans could see significant downside from current levels.

For the dividend-paying common stock portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focuses on identifying undervalued companies that possess favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focus on downside protection, and pay a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the course of the quarter, we took new common stock positions in CBS Corp., Clear Channel Communications Inc., and Stora Enso OYJ - a Finland-based paper and board manufacturer. We believe investors have low expectations for CBS and Clear Channel, which gives these stocks very attractive risk reward profiles at current levels. We eliminated Albertson's Inc. from the portfolio after the company received a buyout offer from a consortium led by Supervalu Inc., and trimmed our stakes in Aon Corp., Alumina Ltd, Dow Jones & Company Inc., Energias de Portugal SA, and Rio Tinto PLC based on valuation.

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBIGD) rose by 1.73% in the first quarter of 2006, as the market confronted two strong but countervailing forces. On the negative side, bond markets in developed countries came under pressure, as fears of tightening global liquidity resurfaced. On the positive side, credit trends remained constructive in emerging markets, which drove spread levels tighter. In the face of these market tensions, the Portfolio outperformed its benchmark with a return of 2.13%.

Finally, for the real estate portion of the fund we continued to focus on finding what we believed would be the best opportunities to generate sustainable income and potential price appreciation over the long-run. In particular, we sought to maintain significant diversification within this sector while taking into account company credit quality, sector and geographic exposure and security-type allocations. Every investment decision was based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security.

HOW DID THE FUND PERFORM DURING THE PERIOD?

Fund performance results, as well as the performance of a comparative benchmark, are shown in the accompanying table:

Total Return on Net Asset Value*
For 3-month period ended March 31, 2006

JDD                                     7.73%

Comparative Benchmark(1)                6.29%

*Three-month returns are cumulative

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

See the Performance Overview page for additional information.

----------

(1) Comparative benchmark performance is a blended return consisting of 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market-capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Several securities positively impacted the performance of the senior loan component of the portfolio. Federal Mogul, SunGard Data Systems and Charter Communications all positively impacted the fund's performance over the first quarter. The Federal Mogul term loan and revolver traded up during the period due to the expectation that the company will emerge out of bankruptcy soon. Steady operations and financial results have showed progress in the company's Chapter 11 emergence.

Our common equity investments in the domestic telecommunication sector appreciated during the quarter as investor sentiment has recently turned positive due to the group's attractive valuations and more stable near-term fundamentals. Significant consolidation has occurred, including SBC Communications' acquisition of AT&T Inc., and the recent agreement to purchase Bellsouth Corp. Another of our telecommunication holdings, Verizon Communications, may be negotiating with Vodafone Group Inc. to acquire the 45% stake of Verizon Wireless that it does not already own. These telecommunication investments appreciated between 10-13% for the period, while Telecom Italia SPA was flat, and Korean-based KT Corp. declined 1%.

As we have noted in past commentaries, global consolidation of the steel sector is driving more favorable industry fundamentals. This quarter we saw more consolidation as the world's largest steel manufacturer, Mittal Steel Co. NV, launched a hostile takeover for its closest rival, Luxemburg-based Arcelor. This move helped drive steel stocks higher on speculation that more deals will emerge. Korean-based POSCO has been mentioned as a likely target given its high profitability, exposure to China, and large foreign shareholder base. Our investment in POSCO appreciated 29% for the period, while iron ore producer Rio Tinto Plc contributed with a 13% gain.

Fundamentals of the paper and packaging industry continued to improve. Our positions in International Paper Inc. and Stora Enso OYJ rose 3% and 14%, respectively. Our other paper holding, Packaging Corporation of America, posted a modest decline for the quarter.

The release of the federal government budget review was a strong catalyst for the rise of our defense stocks as the review suggested a secure multi-year industry outlook with no severe congressional spending cuts for key defense programs. Our investments in Lockheed Martin Corp. and Raytheon Co. gained 18% and 14%, respectively.

Lastly, despite a couple of setbacks, our financial stocks also performed reasonably well. Mortgage originator IndyMac Bancorp Inc. gained 5% due to its attractive valuation and benign inflation news that appears to be keeping a ceiling on long-term interest rates. Our investment in Fannie Mae also rose 5% as government regulators near completion of their investigation into the company's accounting practices.

In the emerging markets sovereign debt portion of the portfolio, positive alpha was generated by overweight positions in Argentina, Brazil, and the Philippines, and underweight positions in Poland, Hungary and Egypt. Security selection was positive in Ecuador, Russia and Mexico.

In general over this period for the real estate stock segment of the fund, we favored real estate companies with high quality management teams, strong balance sheets and potential for price appreciation generally situated in urban markets characterized by high barriers-to-entry. In each case, we sought real estate securities that were priced at a discount according to our long-term discounted cash flow valuation analysis. As described above, this analysis benefited the portfolio's performance as we owned five major M&A targets that experienced significant price appreciation during the year. We also actively researched a growing number of IPO's in the past 12 months and have selectively invested in those we believe will thrive in the public arena.

Each Fund had holdings that constrained the Fund's performance over this reporting period. In the senior loan sleeve of the fund, one position that had a negative impact on the portfolio was D.R. Horton. These bonds have generally traded down because they are "yield to call," shorter dated bonds that are now accreting down to their call price. Additionally, the homebuilding sector has generally traded down due to the slowdown in the housing market.

The equity portfolio experienced modest declines of roughly 3-5% in some of our larger holdings such as Altria Group Inc., Citigroup Inc., and Kimberly-Clark Corp. that served as a hindrance on performance. Other underperformers include our investment in Hartford Financial Services Group Inc., which declined 6% due to increased competition in its domestic variable annuity business, as well as concerns that pricing in the property casualty insurance industry is not holding up to the positive expectations which followed in the aftermath of Hurricane Katrina.

Our investment in Dominion Resources Inc., an integrated gas and electric utility company, declined 10% as the company lowered its 2006 earnings forecast due to rising exploration & production costs, and our stake in CBS Corp. fell 10% since purchased in January on concerns of the soft advertising environment and weakness in their radio division. Lastly, American Home Mortgage Investment Corp. a mortgage REIT, suffered a 4% decline as the company missed its fourth quarter earnings forecast because its mortgage holdings were adversely affected by extremely weak market conditions late in the quarter. These market conditions have greatly improved over the last three months, and the company continued to provide a double-digit dividend yield.

In its emerging markets sovereign debt sleeve security selection in Argentina and Venezuela detracted from the Fund's relative performance.

In the real estate portion of the fund, holding preferred real estate stocks hurt the Fund's overall relative performance during this period. The inclusion of preferred stock in the portfolio reflected our belief that many of the higher dividend-paying real estate securities are overvalued and are unattractive total rate of return candidates for the future.

Distribution and Share Price Information

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferred(TM). FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying securities as well as from net realized capital gains and/or returns of capital, generally representing net unrealized capital gains. In January of this period, the Fund increased its monthly distribution to $0.110 per share.

As of March 31, 2006, the Fund was trading at a -5.15% discount to its net asset value. This discount was greater than the average -4.02% discount the Fund exhibited over the course of the three-month reporting period.

Nuveen Diversified Dividend and Income Fund
JDD

Performance
     OVERVIEW As of March 31, 2006

PORTFOLIO ALLOCATION
(as a % of total investments)
------------------------------------
Real Estate Investment Trust
Common Stock, $25 Par
(or similar) Securities, and
Convertible Bonds              30.3%
------------------------------------
Common Stocks                  25.0%
------------------------------------
Emerging Markets
    Sovereign Debt and
    Foreign Corporate Bonds    22.1%
------------------------------------
Variable Rate Senior
    Loan Interests             18.1%
------------------------------------
Corporate Bonds                 1.7%
------------------------------------
Short-Term Investments          2.8%
------------------------------------

Bar Chart:
2005-2006 MONTHLY DISTRIBUTIONS PER SHARE
Apr                            0.1025
May                            0.1025
Jun                            0.1025
Jul                            0.1025
Aug                            0.1025
Sep                            0.1075
Oct                            0.1075
Nov                            0.1075
Dec                            0.1075
Jan                            0.1100
Feb                            0.1100
Mar                            0.1100


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
     4/1/2005     14.40
     4/8/2005     14.33
    4/15/2005     14.09
    4/22/2005     14.60
    4/29/2005     14.88
     5/6/2005     15.15
    5/13/2005     14.72
    5/20/2005     15.11
    5/27/2005     15.14
     6/3/2005     15.31
    6/10/2005     15.41
    6/17/2005     15.33
    6/24/2005     15.21
     7/1/2005     15.27
     7/8/2005     15.53
    7/15/2005     15.77
    7/22/2005     15.66
    7/29/2005     16.00
     8/5/2005     16.20
    8/12/2005     15.80
    8/19/2005     16.00
    8/26/2005     15.53
     9/2/2005     15.90
     9/9/2005     16.24
    9/16/2005     15.92
    9/23/2005     15.76
    9/30/2005     15.82
    10/7/2005     16.05
   10/14/2005     15.24
   10/21/2005     14.84
   10/28/2005     15.12
    11/4/2005     15.75
   11/11/2005     15.55
   11/18/2005     15.71
   11/25/2005     15.64
    12/2/2005     15.90
    12/9/2005     16.05
   12/16/2005     16.12
   12/23/2005     16.03
   12/30/2005     16.35
     1/6/2006     16.34
    1/13/2006     16.81
    1/20/2006     16.65
    1/27/2006     16.71
     2/3/2006     16.75
    2/10/2006     17.00
    2/17/2006     16.72
    2/24/2006     16.84
     3/3/2006     17.08
    3/10/2006     17.17
    3/17/2006     16.90
    3/24/2006     17.05
    3/31/2006     16.93

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.93
------------------------------------
Common Share Net
   Asset Value                $17.85
------------------------------------
Premium / (Discount) to NAV   -5.15%
------------------------------------
Market Yield(1)                7.80%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $359,641
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
3-Month
(Cumulative)        5.58%      7.73%
------------------------------------
1-Year             30.75%     22.11%
------------------------------------
Since Inception    14.43%     18.45%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Real Estate                    30.3%
------------------------------------
Sovereign Debt                 22.1%
------------------------------------
Media                           4.6%
------------------------------------
Diversified Telecommunication
    Services                    3.5%
------------------------------------
Oil, Gas & Consumable Fuels     3.2%
------------------------------------
Hotels, Restaurants & Leisure   3.1%
------------------------------------
Aerospace & Defense             2.9%
------------------------------------
Tobacco                         2.4%
------------------------------------
Containers & Packaging          1.7%
------------------------------------
Diversified Financial Services  1.7%
------------------------------------
Thrifts & Mortgage Finance      1.7%
------------------------------------
Metals & Mining                 1.5%
------------------------------------
Electric Utilities              1.5%
------------------------------------
Paper & Forest Products         1.5%
------------------------------------
Household Durables              1.5%
------------------------------------
Short-Term Investments          2.8%
------------------------------------
Other                          14.0%
------------------------------------

REAL ESTATE INVESTMENT TRUST
TOP FIVE SUB-INDUSTRIES
(as a % of total investments)
------------------------------------
Office                         10.4%
------------------------------------
Residential                     6.1%
------------------------------------
Specialized                     5.9%
------------------------------------
Retail                          4.6%
------------------------------------
Diversified                     1.7%
------------------------------------

EMERGING MARKETS SOVEREIGN DEBT
AND FOREIGN CORPORATE BONDS
TOP FIVE COUNTRIES
(as a % of total investments)
------------------------------------
Russian Federation              1.8%
------------------------------------
Mexico                          1.5%
------------------------------------
Philippines                     1.4%
------------------------------------
Argentina                       1.4%
------------------------------------
Uruguay                         1.2%
------------------------------------


(1) Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

             Nuveen Diversified Dividend and Income Fund (JDD)
             PORTFOLIO OF INVESTMENTS March 31, 2006 (Unaudited)
      SHARES   DESCRIPTION (1)                                                                                                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 33.4% (25.0% OF TOTAL INVESTMENTS)

               AEROSPACE & DEFENSE - 2.1%

      50,000   Lockheed Martin Corporation                                                                             $  3,756,500
      85,000   Raytheon Company                                                                                           3,896,400
-----------------------------------------------------------------------------------------------------------------------------------

               Total Aerospace & Defense                                                                                  7,652,900
               --------------------------------------------------------------------------------------------------------------------

               CHEMICALS - 0.0%

       2,944   Tronox Incorporated, Class B                                                                                  50,019
-----------------------------------------------------------------------------------------------------------------------------------

               COMMERCIAL BANKS - 1.9%

      69,200   Bank of America Corporation                                                                                3,151,368
      65,000   Wachovia Corporation                                                                                       3,643,250
-----------------------------------------------------------------------------------------------------------------------------------

               Total Commercial Banks                                                                                     6,794,618
               --------------------------------------------------------------------------------------------------------------------

               COMMERCIAL SERVICES & SUPPLIES - 1.3%

     105,000   Pitney Bowes Inc.                                                                                          4,507,650
-----------------------------------------------------------------------------------------------------------------------------------

               CONTAINERS & PACKAGING - 0.9%

     146,300   Packaging Corp. of America                                                                                 3,282,972
-----------------------------------------------------------------------------------------------------------------------------------

               DIVERSIFIED FINANCIAL SERVICES - 2.3%

     100,000   Citigroup Inc.                                                                                             4,723,000
      85,000   JPMorgan Chase & Co.                                                                                       3,539,400
-----------------------------------------------------------------------------------------------------------------------------------

               Total Diversified Financial Services                                                                       8,262,400
               --------------------------------------------------------------------------------------------------------------------

               DIVERSIFIED TELECOMMUNICATION SERVICES - 4.1%

     175,500   AT&T Inc.                                                                                                  4,745,520
      90,000   KT Corporation, Sponsored ADR                                                                              1,917,000
     135,000   Sprint Nextel Corporation                                                                                  3,488,400
      52,500   Telecom Italia S.p.A., Sponsored ADR                                                                       1,533,000
      90,600   Verizon Communications Inc.                                                                                3,085,836
-----------------------------------------------------------------------------------------------------------------------------------

               Total Diversified Telecommunication Services                                                              14,769,756
               --------------------------------------------------------------------------------------------------------------------

               ELECTRIC UTILITIES - 1.4%

      67,100   EDP - Energias de Portugal, S.A., Sponsored ADR                                                            2,628,978
     118,000   Korea Electric Power Corporation (KEPCO), Sponsored ADR                                                    2,548,800
-----------------------------------------------------------------------------------------------------------------------------------

               Total Electric Utilities                                                                                   5,177,778
               --------------------------------------------------------------------------------------------------------------------

               FOOD & STAPLES RETAILING - 0.4%

      60,812   J. Sainsbury PLC, Sponsored ADR                                                                            1,398,676
-----------------------------------------------------------------------------------------------------------------------------------

               HOUSEHOLD DURABLES - 0.8%

     112,000   Newell Rubbermaid Inc.                                                                                     2,821,280
-----------------------------------------------------------------------------------------------------------------------------------

               HOUSEHOLD PRODUCTS - 1.2%

      73,000   Kimberly-Clark Corporation                                                                                 4,219,400
-----------------------------------------------------------------------------------------------------------------------------------

               INSURANCE - 1.4%

      60,000   Aon Corporation                                                                                            2,490,600
      30,000   Hartford Financial Services Group, Inc.                                                                    2,416,500
-----------------------------------------------------------------------------------------------------------------------------------

               Total Insurance                                                                                            4,907,100
               --------------------------------------------------------------------------------------------------------------------

               MEDIA - 1.2%

      55,000   CBS Corporation, Class B                                                                                   1,318,900
      57,300   Clear Channel Communications, Inc.                                                                         1,662,273
      33,900   Dow Jones & Company, Inc.                                                                                  1,332,270

-----------------------------------------------------------------------------------------------------------------------------------

               Total Media                                                                                                4,313,443
               --------------------------------------------------------------------------------------------------------------------

               METALS & MINING - 1.8%

      84,900   Alumina Limited, Sponsored ADR                                                                             1,790,541
      33,000   POSCO, ADR                                                                                                 2,105,400
      12,100   Rio Tinto PLC, Sponsored ADR                                                                               2,504,700
-----------------------------------------------------------------------------------------------------------------------------------

               Total Metals & Mining                                                                                      6,400,641
               --------------------------------------------------------------------------------------------------------------------

               MULTI-UTILITIES - 1.0%

      25,000   Dominion Resources, Inc.                                                                                   1,725,750
      82,800   United Utilities PLC, Sponsored ADR                                                                        2,007,900
-----------------------------------------------------------------------------------------------------------------------------------

               Total Multi-Utilities                                                                                      3,733,650
               --------------------------------------------------------------------------------------------------------------------

               OIL, GAS & CONSUMABLE FUELS - 3.7%

      33,000   Chevron Corporation                                                                                        1,913,010
      41,800   ConocoPhillips                                                                                             2,639,670
      57,500   Eni S.p.A., Sponsored ADR                                                                                  3,276,350
      14,605   Kerr-McGee Corporation                                                                                     1,394,485
      30,000   Total SA, Sponsored ADR                                                                                    3,951,900
-----------------------------------------------------------------------------------------------------------------------------------

               Total Oil, Gas & Consumable Fuels                                                                        13,175,415
               --------------------------------------------------------------------------------------------------------------------

               PAPER & FOREST PRODUCTS - 1.4%

     105,500   International Paper Company                                                                                3,647,135
      97,000   Stora Enso Oyj, Sponsored ADR                                                                              1,488,950
-----------------------------------------------------------------------------------------------------------------------------------

               Total Paper & Forest Products                                                                              5,136,085
               --------------------------------------------------------------------------------------------------------------------

               PHARMACEUTICALS - 1.1%

     110,000   Merck & Co. Inc.                                                                                           3,875,300
-----------------------------------------------------------------------------------------------------------------------------------

               THRIFTS & MORTGAGE FINANCE - 2.2%

      81,600   Fannie Mae                                                                                                 4,194,240
      94,100   IndyMac Bancorp, Inc.                                                                                      3,851,513
-----------------------------------------------------------------------------------------------------------------------------------

               Total Thrifts & Mortgage Finance                                                                           8,045,753
               --------------------------------------------------------------------------------------------------------------------

               TOBACCO - 3.2%

      88,200   Altria Group, Inc.                                                                                         6,249,852
     113,000   Loews Corp - Carolina Group                                                                                5,341,510
-----------------------------------------------------------------------------------------------------------------------------------

               Total Tobacco                                                                                             11,591,362
               --------------------------------------------------------------------------------------------------------------------

               TOTAL COMMON STOCKS (COST $92,624,141)                                                                   120,116,198
               ====================================================================================================================

      SHARES   DESCRIPTION (1)                                                                                                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 38.2% (28.7% OF TOTAL INVESTMENTS)

               DIVERSIFIED - 2.3%

     455,000   Newkirk Realty Trust, Inc.                                                                                $8,230,950
-----------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIAL - 1.3%

     106,000   First Industrial Realty Trust, Inc.                                                                        4,525,140
-----------------------------------------------------------------------------------------------------------------------------------

               MORTGAGE - 0.8%

      45,000   American Home Mortgage Investment Corp.                                                                    1,404,450
     220,000   MFA Mortgage Investments, Inc.                                                                             1,397,000
-----------------------------------------------------------------------------------------------------------------------------------

               Total Mortgage                                                                                             2,801,450
               --------------------------------------------------------------------------------------------------------------------

               OFFICE - 12.7%

     200,300   Brandywine Realty Trust                                                                                    6,361,528
     219,100   Equity Office Properties Trust                                                                             7,357,378
     192,000   Glenborough Realty Trust Incorporated                                                                      4,176,000
     435,600   HRPT Properties Trust                                                                                      5,113,944

     158,900   Mack-Cali Realty Corporation                                                                               7,627,200
     146,800   Maguire Properties, Inc.                                                                                   5,358,200
     115,400   Reckson Associates Realty Corporation                                                                      5,287,628
     416,000   Republic Property Trust                                                                                    4,896,320
-----------------------------------------------------------------------------------------------------------------------------------

               Total Office                                                                                              46,178,198
               --------------------------------------------------------------------------------------------------------------------

               RESIDENTIAL - 7.1%

     114,900   Archstone-Smith Trust                                                                                      5,603,673
      57,500   AvalonBay Communities, Inc.                                                                                6,273,250
      86,200   Camden Property Trust                                                                                      6,210,710
     164,400   Post Properties, Inc.                                                                                      7,315,800
-----------------------------------------------------------------------------------------------------------------------------------

               Total Residential                                                                                         25,403,433
               --------------------------------------------------------------------------------------------------------------------

               RETAIL - 6.2%

     252,900   Cedar Shopping Centers Inc.                                                                                4,005,936
      73,500   Federal Realty Investment Trust                                                                            5,527,200
     221,000   Kite Realty Group Trust                                                                                    3,524,950
      49,900   Macerich Company                                                                                           3,690,105
     107,100   New Plan Excel Realty Trust                                                                                2,778,174
      32,400   Simon Property Group, Inc.                                                                                 2,726,136
-----------------------------------------------------------------------------------------------------------------------------------

               Total Retail                                                                                              22,252,501
               --------------------------------------------------------------------------------------------------------------------

               SPECIALIZED - 7.8%

      78,500   Cogdell Spencer Inc.                                                                                       1,673,620
     350,000   DiamondRock Hospitality Company                                                                            4,833,500
     338,736   Hersha Hospitality Trust                                                                                   3,316,225
     166,000   Nationwide Health Properties, Inc.                                                                         3,569,000
     293,800   Senior Housing Properties Trust                                                                            5,317,780
      90,700   Shurgard Storage Centers, Inc., Class A                                                                    6,043,341
     165,800   U-Store-It Trust                                                                                           3,340,870
-----------------------------------------------------------------------------------------------------------------------------------

               Total Specialized                                                                                         28,094,336
               --------------------------------------------------------------------------------------------------------------------

               TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS (COST $101,686,468)                                     137,486,008
               ====================================================================================================================

      SHARES   DESCRIPTION (1)                                                    COUPON              RATINGS (2)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST $25 PAR (OR SIMILAR) SECURITIES - 1.0% (0.8% OF TOTAL INVESTMENTS)

               RESIDENTIAL - 1.0%

     150,000   Apartment Investment & Management Company, Series U                7.750%                     Ba3         $3,744,000
-----------------------------------------------------------------------------------------------------------------------------------

               TOTAL REAL ESTATE INVESTMENT TRUST $25 PAR (OR SIMILAR)
               SECURITIES (COST $3,750,000)                                                                               3,744,000
               ====================================================================================================================

PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                                   COUPON   MATURITY   RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST CONVERTIBLE BONDS - 1.1% (0.8% OF TOTAL INVESTMENTS)

               OFFICE - 1.1%

$      4,215   Trizec Hahn Corporation                                            3.000%   1/29/21           N/R         $3,856,725
-----------------------------------------------------------------------------------------------------------------------------------

$      4,215   TOTAL REAL ESTATE INVESTMENT TRUST CONVERTIBLE BONDS (COST $3,070,426)                                     3,856,725
===================================================================================================================================

                                                                               WEIGHTED
   PRINCIPAL                                                                    AVERAGE
AMOUNT (000)     DESCRIPTION (1)                                                 COUPON   MATURITY (3)    RATINGS (2)         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS - 24.2% (18.1% OF TOTAL INVESTMENTS) (4)

               AEROSPACE & DEFENSE - 1.8%

$      2,467   Hexcel Corporation, Term Loan B                                    6.375%       3/01/12            BB-    $2,494,417
       1,825   K&F Industries, Inc., Term Loan B                                  7.008%      11/18/12            B2      1,851,234

       1,617   Vought Aircraft Industries, Inc., Term Loan                        7.330%  12/22/11            B+      1,637,326
         364   Vought Aircraft Industries, Inc., Tranche B, Letter of Credit      6.885%  12/22/10            B+        368,352
-------------------------------------------------------------------------------------------------------------------------------

       6,273   Total Aerospace & Defense                                                                              6,351,329
-------------------------------------------------------------------------------------------------------------------------------

               AUTO COMPONENTS - 1.7%

       2,500   Federal-Mogul Corporation, Term Loan A, (5)                        7.080%   2/24/04           N/R      2,417,188
       1,879   Gen Tek Inc., Term Loan B                                          7.525%  12/31/10            B2      1,889,961
       1,217   Tenneco Automotive Inc., Term Loan B                               7.020%  12/12/10            B+      1,236,338
         534   Tenneco Automotive Inc., Term Loan B-1                             7.076%  12/12/10            B+        543,101
-------------------------------------------------------------------------------------------------------------------------------

       6,130   Total Auto Components                                                                                  6,086,588
-------------------------------------------------------------------------------------------------------------------------------

               BUILDING PRODUCTS - 1.1%

       1,970   Nortek, Inc., Term Loan B                                          6.695%   8/27/11             B      1,991,240
         989   Stile Acquisition Corp., Canadien Term Loan                        6.634%   4/08/13            B2        978,872
         991   Stile Acquisition Corp., Term Loan B                               6.634%   4/08/13            B2        980,540
-------------------------------------------------------------------------------------------------------------------------------

       3,950   Total Building Products                                                                                3,950,652
-------------------------------------------------------------------------------------------------------------------------------

               CHEMICALS - 0.6%

       1,980   Rockwood Specialties Group, Inc., Term Loan E                      6.668%   7/30/12            B+      2,008,617
-------------------------------------------------------------------------------------------------------------------------------

               COMMERCIAL SERVICES & SUPPLIES - 0.7%

         669   Allied Waste North America, Inc., Letter of Credit                 6.000%   3/21/12            B1        672,514
       1,723   Allied Waste North America, Inc., Term Loan B                      6.796%   1/15/12            B1      1,732,622
-------------------------------------------------------------------------------------------------------------------------------

       2,392   Total Commercial Services & Supplies                                                                   2,405,136
-------------------------------------------------------------------------------------------------------------------------------

               CONTAINERS & PACKAGING - 1.4%

       2,963   Graham Packaging Company, L.P., Term Loan B                        6.970%  10/07/11             B      3,005,086
         175   Smurfit-Stone Container Corporation, Deposit-Funded Commitment     2.100%  11/01/11            B+        177,236
       1,253   Smurfit-Stone Container Corporation, Term Loan B                   7.103%  11/01/11            B+      1,271,854
         425   Smurfit-Stone Container Corporation, Term Loan C                   7.064%  11/01/11            B+        431,469
         133   Smurfit-Stone Container Corporation, Tranche C-1                   6.938%  11/01/11            B+        135,392
-------------------------------------------------------------------------------------------------------------------------------

       4,949   Total Containers & Packaging                                                                           5,021,037
-------------------------------------------------------------------------------------------------------------------------------

               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%

       1,975   Intelsat, Ltd., Term Loan B                                        6.750%   7/06/11             B      1,995,985
-------------------------------------------------------------------------------------------------------------------------------

               ELECTRIC UTILITIES - 0.6%

       2,000   Mirant Corporation, Term Loan                                      6.441%   1/03/13           BB-      2,019,107
-------------------------------------------------------------------------------------------------------------------------------

               ELECTRICAL EQUIPMENT - 0.5%

       1,583   Sensus Metering Systems Inc., Term Loan B-1                        7.297%  12/17/10            B2      1,599,918
         210   Sensus Metering Systems Inc., Term Loan B-2                        7.351%  12/17/10            B2        212,517
-------------------------------------------------------------------------------------------------------------------------------

       1,793   Total Electrical Equipment                                                                             1,812,435
-------------------------------------------------------------------------------------------------------------------------------

               FOOD PRODUCTS - 0.8%

       2,926   Michael Foods, Inc., Term Loan B                                   6.698%  11/20/10            B+      2,967,813
-------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%

         877   Kinteic Concepts, Inc., Term Loan B-2                              6.730%   8/11/10           Ba3        887,945
-------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE PROVIDERS & SERVICES - 1.6%

       1,883   Davita Inc., Term Loan B                                           6.689%  10/05/12            B1      1,909,912
       2,085   LifePoint Hospitals Holdings, Inc., Term Loan B                    6.185%   4/15/12           Ba3      2,100,066
       2,000   Quintiles Transnational Corporation, Term Loan B, WI/DD               TBD       TBD            B1      2,013,750
-------------------------------------------------------------------------------------------------------------------------------

       5,968   Total Health Care Providers & Services                                                                 6,023,728
-------------------------------------------------------------------------------------------------------------------------------

               HOTELS, RESTAURANTS & LEISURE - 2.8%

       2,000   24 Hour Fitness Worldwide, Inc., Term Loan B                       7.620%   6/08/12             B      2,030,000
       3,491   Burger King Corporation, Term Loan B                               6.500%   6/30/12            B+      3,516,313

       1,990   Penn National Gaming, Inc., Term Loan B                            6.387%  10/03/12            BB      2,019,540
         513   Venetian Casino Resort, LLC, Delayed Draw, Term Loan               6.730%   6/15/11           BB-        518,790
       2,487   Venetian Casino Resort, LLC, Term Loan                             6.730%   6/15/11           BB-      2,516,132
-------------------------------------------------------------------------------------------------------------------------------

      10,481   Total Hotels, Restaurants & Leisure                                                                   10,600,775
-------------------------------------------------------------------------------------------------------------------------------

               INSURANCE - 0.4%

       1,294   Conseco, Inc., Term Loan                                           6.503%   6/22/10           BB-      1,306,940
-------------------------------------------------------------------------------------------------------------------------------

               IT SERVICES - 1.1%

       1,755   Fidelity National Information Services, Term Loan B                6.470%   3/09/13           BB+      1,771,179
       1,990   SunGard Data Systems Inc., Term Loan B                             7.215%   2/11/13            B+      2,018,873
-------------------------------------------------------------------------------------------------------------------------------

       3,745   Total IT Services                                                                                      3,790,052
-------------------------------------------------------------------------------------------------------------------------------

               MEDIA - 4.9%

       2,000   Cablevision Systems Corporation, Incremental Term Loan, WI/DD         TBD       TBD           Ba3      2,017,875
       1,963   Charter Communications Operating, LLC, Term Loan B                 7.920%   4/07/11             B      1,982,403
       1,386   Dex Media West, LLC, Term Loan B                                   6.530%   3/09/10            BB      1,400,290
         863   Emmis Operating Company, Term Loan                                 6.530%  11/10/11            B+        869,274
       2,000   Metro-Goldwyn-Mayer Studios, Inc., Term Loan B                     7.229%   4/08/12            B+      2,027,125
       1,726   R. H. Donnelley Inc., Tranche D                                    6.625%   6/30/11           Ba3      1,741,536
       1,980   Rainbow Media Holdings LLC, Term Loan                              7.563%   3/31/12           Ba3      2,005,988
       1,900   Regal Cinemas Corporation, Term Loan                               6.729%  11/10/10           BB-      1,921,481
       2,000   UPC Financing Partnership, Term Loan H2                            7.280%   9/30/12             B      2,015,208
       1,957   WMG Acquisition Corp., Term Loan                                   6.679%   2/28/11            B+      1,983,816
-------------------------------------------------------------------------------------------------------------------------------

      17,775   Total Media                                                                                           17,964,996
-------------------------------------------------------------------------------------------------------------------------------

               METALS & MINING - 0.3%

         944   Amsted Industries Incorporated, Term Loan B                        7.150%  10/15/10            B1        958,965
-------------------------------------------------------------------------------------------------------------------------------

               MULTILINE RETAIL - 0.3%

         949   Neiman Marcus Group Inc., Term Loan                                7.340%   3/28/13            B+        964,328
-------------------------------------------------------------------------------------------------------------------------------

               MULTI-UTILITIES - 0.6%

         371   NRG Energy Inc., Credit-Linked Deposit                             6.979%   2/01/13           BB-        375,910
       1,629   NRG Energy Inc., Term Loan                                         6.820%   2/01/13           BB-      1,650,615
-------------------------------------------------------------------------------------------------------------------------------

       2,000   Total Multi-Utilities                                                                                  2,026,525
-------------------------------------------------------------------------------------------------------------------------------

               OIL, GAS & CONSUMABLE FUELS - 0.6%

         387   Targa Resources Inc., Synthetic Letter of Credit                   7.229%  10/10/12            B+        393,145
       1,605   Targa Resources Inc., Term Loan B                                  7.091%  10/10/12            B+      1,629,914
-------------------------------------------------------------------------------------------------------------------------------

       1,992   Total Oil, Gas & Consumable Fuels                                                                      2,023,059
-------------------------------------------------------------------------------------------------------------------------------

               PAPER & FOREST PRODUCTS - 0.6%

       1,995   Georgia-Pacific Corporation, Term Loan B                           6.885%  12/20/12           BB-      2,011,444
-------------------------------------------------------------------------------------------------------------------------------

               REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%

       1,811   LNR Property Corporation, Term Loan                                7.642%   2/03/08            B2      1,829,265
-------------------------------------------------------------------------------------------------------------------------------

               ROAD & RAIL - 0.2%

         130   Hertz Corporation, Delayed Draw Term Loan (6)                      2.250%  12/21/12           Ba2          1,672
         111   Hertz Corporation, Synthetic Term Loan                             4.930%  12/21/12           Ba2        112,756
         757   Hertz Corporation, Term Loan                                       6.980%  12/21/12            BB        767,976
-------------------------------------------------------------------------------------------------------------------------------

         998   Total Road & Rail                                                                                        882,404
-------------------------------------------------------------------------------------------------------------------------------

               TRADING COMPANIES & DISTRIBUTORS - 0.3%

         196   Brenntag Holdings, Acquisition Facility Term Loan                  7.440%   1/20/14            B2        199,555
         804   Brenntag Holdings, Term Loan                                       7.440%   1/20/14            B-        816,495
-------------------------------------------------------------------------------------------------------------------------------

       1,000   Total Trading Companies & Distributors                                                                 1,016,050
-------------------------------------------------------------------------------------------------------------------------------

$     86,197   TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST $86,037,367)                                          86,905,175
===============================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                                       COUPON   MATURITY   RATINGS (2)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               EMERGING MARKETS SOVEREIGN DEBT AND FOREIGN CORPORATE BONDS - 29.5% (22.1% OF TOTAL INVESTMENTS)

               ARGENTINA - 1.9%

$        885   Argentine Beverages Financial Trust, 144A                              7.375%   3/22/12           N/R     $  880,575
         570   Banco de Galicia y Buenos Aires SA, Reg S                              8.190%   1/01/10           N/R        570,000
       2,555   Republic of Argentina                                                  4.889%   8/03/12             B      2,101,488
       7,350   Republic of Argentina                                                  1.330%  12/31/38             B      2,800,350
         545   Transportadora de Gas del Sur SA, Series B-A, Reg S                    7.500%  12/15/13          CCC+        547,725
-----------------------------------------------------------------------------------------------------------------------------------

      11,905   Total Argentina                                                                                            6,900,138
-----------------------------------------------------------------------------------------------------------------------------------

               BRAZIL - 1.6%

         550   Banco Votorantim SA, 144A                                              6.875%  10/14/15            BB        554,125
         450   Braskem S.A., Reg S                                                   11.750%   1/22/14            BB        550,125
         405   Centrais Eletricas Brasileiras S.A., 144A                              7.750%  11/30/15            BB        423,225
         400   Cia Brasileira de Bebidas                                             10.500%  12/15/11           BBB        485,000
         250   Federative Republic of Brazil                                         12.000%   4/15/10            BB        305,750
       1,240   Federative Republic of Brazil                                          7.875%   3/07/15            BB      1,341,680
         800   Federative Republic of Brazil                                          5.188%   4/15/24            BB        804,000
         110   Federative Republic of Brazil                                          8.250%   1/20/34            BB        121,495
         285   Federative Republic of Brazil                                          7.125%   1/20/37            BB        280,013
         425   Vale Overseas Limited                                                  6.250%   1/11/16           BBB        420,219
         390   Vale Overseas Limited                                                  8.250%   1/17/34           BBB        449,475
-----------------------------------------------------------------------------------------------------------------------------------

       5,305   Total Brazil                                                                                               5,735,107
-----------------------------------------------------------------------------------------------------------------------------------

               BULGARIA - 0.4%

       1,100   Republic of Bulgaria, Reg S                                            8.250%   1/15/15           BBB      1,290,300
-----------------------------------------------------------------------------------------------------------------------------------

               CHILE - 1.2%

         600   Coldelco Inc., Reg S                                                   6.375%  11/30/12            A2        626,760
       1,100   Corporacion Nacional del Cobre, 144A                                   4.750%  10/15/14           Aa3      1,031,445
         430   Corporacion Nacional del Cobre, 144A                                   5.500%  10/15/13           Aa3        425,770
         550   Enersis SA                                                             7.375%   1/15/14          BBB-        576,480
       1,100   Empresa Nacional del Petroleo, 144A                                    4.875%   3/15/14             A      1,027,808
         550   Republic of Chile                                                      6.875%   4/28/09             A        573,925
-----------------------------------------------------------------------------------------------------------------------------------

       4,330   Total Chile                                                                                                4,262,188
-----------------------------------------------------------------------------------------------------------------------------------

               CHINA - 0.2%

         610   China Development Bank                                                 5.000%  10/15/15            A2        580,134
-----------------------------------------------------------------------------------------------------------------------------------

               COLOMBIA - 0.5%

         700   Republic of Colombia                                                  10.000%   1/23/12            BB        828,800
         350   Republic of Colombia                                                  11.750%   2/25/20            BB        500,500
         445   Republic of Colombia                                                   8.125%   5/21/24            BB        500,625
-----------------------------------------------------------------------------------------------------------------------------------

       1,495   Total Colombia                                                                                             1,829,925
-----------------------------------------------------------------------------------------------------------------------------------

               DOMINICAN REPUBLIC - 1.1%

       1,525   Dominican Republic, 144A                                               8.625%   4/20/27             B      1,574,563
       2,031   Dominican Republic, Reg S                                              4.520%   1/23/18             B      2,211,498
-----------------------------------------------------------------------------------------------------------------------------------

       3,556   Total Dominican Republic                                                                                   3,786,061
-----------------------------------------------------------------------------------------------------------------------------------

               ECUADOR - 1.0%

       1,125   Republic of Ecuador, 144A                                              9.375%  12/15/15          CCC+      1,186,875

       2,525   Republic of Ecuador, Reg S                                                        9.000%   8/15/30   CCC+   2,537,625
------------------------------------------------------------------------------------------------------------------------------------

       3,650   Total Ecuador                                                                                               3,724,500
------------------------------------------------------------------------------------------------------------------------------------

               EL SALVADOR - 0.9%

         850   Republic of El Salvador, 144A                                                     7.650%   6/15/35   Baa3     896,750
         400   Republic of El Salvador, Reg S                                                    7.650%   6/15/35   Baa3     423,000
         750   Republic of El Salvador, Reg S                                                    8.500%   7/25/11   Baa3     838,125
       1,080   Republic of El Salvador, Reg S                                                    7.750%   1/24/23   Baa3   1,204,200
------------------------------------------------------------------------------------------------------------------------------------

       3,080   Total El Salvador                                                                                           3,362,075
------------------------------------------------------------------------------------------------------------------------------------

               GUATEMALA - 0.3%

         880   Republic of Guatemala, 144A                                                       8.125%  10/06/34    Ba2   1,003,200
         175   Republic of Guatemala, Reg S                                                     10.250%  11/08/11    Ba2     208,862
------------------------------------------------------------------------------------------------------------------------------------

       1,055   Total Guatemala                                                                                             1,212,062
------------------------------------------------------------------------------------------------------------------------------------

               HONG KONG - 0.2%

         890   HKSAR Government, 144A                                                            5.125%   8/01/14    AA-     870,667
------------------------------------------------------------------------------------------------------------------------------------

               INDONESIA - 1.3%

         390   Adaro Finance B.V., 144A                                                          8.500%  12/08/10    Ba3     402,675
         315   Excelcomindo Finance Company B.V., 144A                                           7.125%   1/18/13    BB-     315,788
       2,030   Republic of Indonesia, 144A                                                       7.250%   4/20/15     B+   2,075,675
         906   Republic of Indonesia, 144A                                                       7.500%   1/15/16     B+     937,710
         850   Republic of Indonesia, 144A                                                       6.875%   3/09/17     B+     839,375
------------------------------------------------------------------------------------------------------------------------------------

       4,491   Total Indonesia                                                                                             4,571,223
------------------------------------------------------------------------------------------------------------------------------------

               KAZAKHSTAN - 0.2%

         500   Kazkommerts International BV, 144A                                                8.000%  11/03/15   Baa2     518,000
         300   Tengizchevroil Finance Company, 144A                                              6.124%  11/15/14   BBB-     300,000
------------------------------------------------------------------------------------------------------------------------------------

         800   Total Kazakhstan                                                                                              818,000
------------------------------------------------------------------------------------------------------------------------------------

               MALAYSIA - 1.2%

       1,100   Malaysia                                                                          8.750%   6/01/09     A-   1,203,940
       1,000   Malaysia                                                                          7.500%   7/15/11     A-   1,088,706
       1,125   Petronas Capital Limited, Reg S                                                   7.000%   5/22/12     A1   1,205,830
         200   Petronas Capital Limited, Reg S                                                   7.875%   5/22/22     A-     238,132
         550   Sarawak International                                                             5.500%   8/03/15     A-     526,208
------------------------------------------------------------------------------------------------------------------------------------

       3,975   Total Malaysia                                                                                              4,262,816
------------------------------------------------------------------------------------------------------------------------------------

               MEXICO - 1.9%

         550   America Movil S.A. de C.V.                                                        5.500%   3/01/14     A3     528,491
         895   Conproca SA, Reg S                                                               12.000%  12/16/10   BBB-   1,051,625
       1,200   Pemex Project Funding Master Trust                                                8.500%   2/15/08   Baa1   1,259,100
         590   Pemex Project Funding Master Trust                                                9.375%  12/02/08   Baa1     648,705
         750   Pemex Project Funding Master Trust                                                6.625%   6/15/35   Baa1     725,437
       1,395   Pemex Project Funding Master Trust                                                5.750%  12/15/15   Baa1   1,337,456
         405   Pemex Project Funding Master Trust, 144A                                          5.750%  12/15/15   Baa1     388,294
         275   Petroleos Mexicanos                                                               8.850%   9/15/07   Baa1     288,063
         721   United Mexican States                                                             7.500%   1/14/12   Baa1     780,483
------------------------------------------------------------------------------------------------------------------------------------

       6,781   Total Mexico                                                                                                7,007,654
------------------------------------------------------------------------------------------------------------------------------------

               PANAMA - 0.8%

         390   Republic of Panama                                                     9.625%   2/08/11           Ba1        451,425
         984   Republic of Panama                                                     6.700%   1/26/36           Ba1        986,952
       1,300   Republic of Panana                                                     7.125%   1/29/26           Ba1      1,332,500
-----------------------------------------------------------------------------------------------------------------------------------

       2,674   Total Panama                                                                                               2,770,877
-----------------------------------------------------------------------------------------------------------------------------------

               PERU - 0.7%

       1,334   Republic of Peru                                                       5.000%   3/07/17            BB      1,263,728
       1,126   Republic of Peru                                                       5.000%   3/07/17            BB      1,075,091
-----------------------------------------------------------------------------------------------------------------------------------

       2,460   Total Peru                                                                                                 2,338,819
-----------------------------------------------------------------------------------------------------------------------------------

               PHILIPPINES - 1.9%

         255   Bangko Sentral Pilipinas, Series A                                     8.600%   6/15/27           BB-        274,763
         750   National Power Corporation, 144A                                       8.630%   8/23/11           BB-        827,259
       1,193   Republic of the Philippines                                            8.375%   2/15/11           BB-      1,300,370
       1,500   Republic of the Philippines                                            8.875%   3/17/15           BB-      1,700,625
       1,500   Republic of the Philippines                                            9.375%   1/18/17           BB-      1,751,250
       1,075   Republic of the Philippines                                            7.750%   1/14/31           BB-      1,088,438
-----------------------------------------------------------------------------------------------------------------------------------

       6,273   Total Philippines                                                                                          6,942,705
-----------------------------------------------------------------------------------------------------------------------------------

               QATAR - 0.5%

         329   Ras Laffan Liquefied Natural Gas Company, 144A                         3.437%   9/15/09            A-        317,917
         689   Ras Laffan Liquefied Natural Gas Company, Reg S                        3.437%   9/15/09            A-        667,292
         550   State of Qatar, Reg S                                                  9.750%   6/15/30            A+        809,875
-----------------------------------------------------------------------------------------------------------------------------------

       1,568   Total Qatar                                                                                                1,795,084
-----------------------------------------------------------------------------------------------------------------------------------

               RUSSIAN FEDERATION - 2.4%

         500   Aries Vermogensverwaltung GmbH, Russian Federation Sovereign           9.600%  10/25/14          BBB-        625,852
               Collateralized Debt Obligation, Reg S
         805   GazStream SA, 144A                                                     5.625%   7/22/13          Baa1        792,861
       1,500   Russia Federation, Reg S                                               5.000%   3/31/30           BBB      1,649,357
       2,050   Russia Ministry of Finance                                             3.000%   5/14/08           BBB      1,947,090
         750   Russian Federation, Reg S                                             11.000%   7/24/18           BBB      1,078,965
         400   Russian Federation, Reg S                                             12.750%   6/24/28           BB+        714,647
         550   UBS Luxembourg SA                                                      6.230%   2/11/15          Baa2        550,880
       1,000   VTB Capital SA, 144A                                                   7.500%  10/12/11           A2       1,060,000
-----------------------------------------------------------------------------------------------------------------------------------

       7,555   Total Russian Federation                                                                                   8,419,652
-----------------------------------------------------------------------------------------------------------------------------------

               SERBIA - 0.6%

       2,500   Republic of Serbia, 144A                                               3.750%  11/01/24           BB-      2,271,875
-----------------------------------------------------------------------------------------------------------------------------------

               SOUTH AFRICA - 1.2%

       3,980   Republic of South Africa                                               9.125%   5/19/09          BBB+      4,378,000
-----------------------------------------------------------------------------------------------------------------------------------

               SOUTH KOREA - 0.8%

         380   C&M Finance Limited, 144A                                              8.100%   2/01/16           BB+        380,898
         410   Hanarotelecom Inc., 144A                                               7.000%   2/01/12            BB        405,219
       2,020   Korea Development Bank                                                 4.625%   9/16/10             A      1,949,039
-----------------------------------------------------------------------------------------------------------------------------------

       2,810   Total South Korea                                                                                          2,735,156
-----------------------------------------------------------------------------------------------------------------------------------

               THAILAND - 0.1%

         250   Bangkok Bank Public Company Limited, Reg S                             9.025%   3/15/29          Baa2        306,596
         180   National Gas Company of Trinidad and Tobago, 144A                      6.050%   1/15/36            A3        173,332
-----------------------------------------------------------------------------------------------------------------------------------

         430   Total Thailand                                                                                               479,928
-----------------------------------------------------------------------------------------------------------------------------------

               TRINIDAD AND TOBAGO - 0.6%

         300   First Citizens Saint Lucia, Reg S                                      5.125%   2/14/11            A2        292,325
       1,233   Republic of Trinidad and Tobago, Reg S                                 9.750%   7/01/20            A-      1,676,116
-----------------------------------------------------------------------------------------------------------------------------------

       1,533   Total Trinidad and Tobago                                                                                  1,968,441
-----------------------------------------------------------------------------------------------------------------------------------

               TUNISIA - 0.5%

       1,700   Banque Cent de Tunisie                                                 7.375%   4/25/12           BBB      1,838,125
-----------------------------------------------------------------------------------------------------------------------------------

               TURKEY - 0.9%

         350   Republic of Turkey                                                    11.750%   6/15/10           BB-        422,625
         825   Republic of Turkey                                                     9.000%   6/30/11           BB-        927,094
         425   Republic of Turkey                                                     7.250%   3/15/15           BB-        444,656
       1,350   Republic of Turkey                                                     7.375%   2/05/25           BB-      1,405,688
         117   Republic of Turkey                                                     6.875%   3/17/36           BB-        113,490
-----------------------------------------------------------------------------------------------------------------------------------

       3,067   Total Turkey                                                                                               3,313,553
-----------------------------------------------------------------------------------------------------------------------------------

               UKRAINE - 0.7%

       2,000   Ukraine Government, Reg S                                              7.650%   6/11/13           BB-      2,103,800
         429   Ukraine Government, Reg S                                             11.000%   3/15/07            B1        446,133
-----------------------------------------------------------------------------------------------------------------------------------

       2,429   Total Ukraine                                                                                              2,549,933
-----------------------------------------------------------------------------------------------------------------------------------

               UNITED KINGDOM - 0.1%

         550   Vedanta Resources PLC, Reg S                                           6.625%   2/22/10           BB+        536,174
-----------------------------------------------------------------------------------------------------------------------------------

               URUGUAY - 1.6%

         800   Oriental Republic of Uruguay                                           7.625%   3/21/36             B        804,000
       2,150   Republic of Uruguay                                                    7.250%   2/15/11             B      2,246,750
         315   Republic of Uruguay                                                    7.500%   3/15/15             B        329,175
         970   Republic of Uruguay                                                    9.250%   5/17/17             B      1,130,050
       1,300   Republic of Uruguay                                                    8.000%  11/18/22             B      1,365,000
-----------------------------------------------------------------------------------------------------------------------------------

       5,535   Total Uruguay                                                                                              5,874,975
-----------------------------------------------------------------------------------------------------------------------------------

               VENEZUELA - 1.3%

         505   Petrozuata Finance Inc., Reg S                                         8.220%   4/01/17           Ba3        498,688
         550   Republic of Venezuela                                                  8.500%  10/08/14           BB-        617,375
       1,215   Republic of Venezuela                                                  5.750%   2/26/16           BB-      1,131,160
       1,935   Republic of Venezuela, Reg S                                           5.375%   8/07/10            B+      1,878,885
         580   Republic of Venezuela, Reg S                                           7.000%  12/01/18            B+        591,600
-----------------------------------------------------------------------------------------------------------------------------------

       4,785   Total Venezuela                                                                                            4,717,708
-----------------------------------------------------------------------------------------------------------------------------------

               VIETNAM - 0.9%

       2,470   Socialist Republic of Vietnam                                          5.875%   3/14/16           BB-      2,451,026
         595   Socialist Republic of Vietnam, 144A                                    6.875%   1/15/16           BB-        615,825
-----------------------------------------------------------------------------------------------------------------------------------

       3,065   Total Vietnam                                                                                              3,066,851
-----------------------------------------------------------------------------------------------------------------------------------

$    105,937   TOTAL EMERGING MARKETS SOVEREIGN DEBT AND FOREIGN CORPORATE BONDS (COST $102,364,849)                    106,210,706
===================================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                                       COUPON   MATURITY   RATINGS (2)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 2.3% (1.7% OF TOTAL INVESTMENTS)

               HOTELS, RESTAURANTS & LEISURE - 1.1%

$      2,000   Aztar Corporation                                                      9.000%   8/15/11           Ba3     $2,123,000
       2,000   MGM Mirage, Inc.                                                       6.750%   8/01/07            BB      2,027,500
-----------------------------------------------------------------------------------------------------------------------------------

       4,000   Total Hotels, Restaurants & Leisure                                                                        4,150,500
-----------------------------------------------------------------------------------------------------------------------------------

               HOUSEHOLD DURABLES - 1.2%

       2,000   D.R. Horton, Inc.                                                      7.500%  12/01/07          BBB-      2,064,428
       2,000   KB Home                                                                8.625%  12/15/08           Ba2      2,119,490
-----------------------------------------------------------------------------------------------------------------------------------

       4,000   Total Household Durables                                                                                   4,183,918
-----------------------------------------------------------------------------------------------------------------------------------

$      8,000   TOTAL CORPORATE BONDS (COST $8,408,218)                                                                    8,334,418
===================================================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                                       COUPON   MATURITY               VALUE
---------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 3.7% (2.8% OF TOTAL INVESTMENTS)

               Repurchase Agreement with State Street Bank, dated 3/31/06, repurchase price $13,240,520, collateralized by $10,940,000,
$     13,236   U.S. Treasury Bonds, 7.500%, due 11/15/16, value $13,504,631           4.250%   4/03/06         $ 13,235,832
===============------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $13,235,832)                                                   13,235,832
               ============================================================================================================
               TOTAL INVESTMENTS (COST $411,177,301) - 133.4%                                                   479,889,062
               ============================================================================================================
               OTHER ASSETS LESS LIABILITIES - 0.0%                                                                (248,515)
               ============================================================================================================
               FUNDPREFERRED SHARES, AT LIQUIDATION VALUE - (33.4)%                                           (120,000,000)
               ============================================================================================================
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                   $359,640,547
               ============================================================================================================

                  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                  (2) Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or
                       Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                  (3) Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown.

                  (4) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

                       Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                  (5) At or subsequent to March 31, 2006, this issue was under the protection of the Federal Bankruptcy Court.

                  (6)  Position represents an unfunded loan commitment at March
                       31, 2006.

                  N/R  Not rated.

                WI/DD  Purchased on a when-issued or delayed delivery basis.

                  ADR  American Depositary Receipt.

                 144A  Investments are exempt from registration under Rule
                       144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the Securities and Exchange Commission. Specifically, Reg S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

                  TBD Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement.
                       At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                                          See accompanying notes to financial statements.

                        Statement of
                           ASSETS AND LIABILITIES March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $411,177,301)                         $ 479,889,062
Receivables:
   Dividends                                                          1,377,361
   Interest                                                           2,522,520
   Investments sold                                                   1,854,867
   Reclaims                                                              10,480
Other assets                                                             27,855
--------------------------------------------------------------------------------
      Total assets                                                  485,682,145
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                     5,678,874
Accrued expenses:
   Management fees                                                      230,311
   Other                                                                 96,088
FundPreferred share dividends payable                                    36,325
--------------------------------------------------------------------------------
      Total liabilities                                               6,041,598
--------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                          120,000,000
--------------------------------------------------------------------------------
Net assets applicable to Common shares                            $ 359,640,547
================================================================================
Common shares outstanding                                            20,145,123
================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                          $       17.85
================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------
Common shares, $.01 par value per share                           $     201,451
Paid-in surplus                                                     284,729,686
Undistributed (Over-distribution of) net investment income           (2,978,831)
Accumulated net realized gain (loss) from investments                 8,976,480
Net unrealized appreciation (depreciation) of investments            68,711,761
--------------------------------------------------------------------------------
Net assets applicable to Common shares                            $ 359,640,547
================================================================================
Authorized shares:
   Common                                                              Unlimited
   FundPreferred                                                       Unlimited
================================================================================


                See accompanying notes to financial statements.

                 Statement of
                     OPERATIONS Three Months Ended March 31, 2006 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $20,598)                  $ 1,765,333
Interest (net of foreign tax withheld of $6,849)                      3,467,624
--------------------------------------------------------------------------------
Total investment income                                             $ 5,232,957
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,035,443
FundPreferred shares - auction fees                                      73,973
FundPreferred shares - dividend disbursing agent fees                     3,329
Shareholders' servicing agent fees and expenses                             402
Custodian's fees and expenses                                            29,561
Trustees' fees and expenses                                               3,019
Professional fees                                                        10,590
Shareholders' reports - printing and mailing expenses                    18,592
Stock exchange listing fees                                               2,583
Investor relations expense                                               16,939
Other expenses                                                            6,312
--------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,200,743
   Custodian fee credit                                                    (665)
   Expense reimbursement                                               (372,753)
--------------------------------------------------------------------------------
Net expenses                                                            827,325
--------------------------------------------------------------------------------
Net investment income                                                 4,405,632
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                             9,028,668
Change in net unrealized appreciation (depreciation) of investments  13,955,915
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              22,984,583
--------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                           (1,215,247)
From accumulated net realized gains                                          --
--------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to FundPreferred shareholders                  (1,215,247)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $26,174,968
================================================================================


                See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS (Unaudited)
                                                                                                THREE MONTHS ENDED       YEAR ENDED
                                                                                                           3/31/06         12/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                $   4,405,632     $ 16,705,911
Net realized gain (loss) from investments                                                                9,028,668       21,214,600
Change in net unrealized appreciation (depreciation) of investments                                     13,955,915         (928,498)
Distributions to FundPreferred shareholders:
   From net investment income                                                                           (1,215,247)      (1,861,555)
   From accumulated net realized gains from investments                                                         --       (1,922,933)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                                      26,174,968       33,207,525
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                             (6,647,891)      (14,320,955)
From accumulated net realized gains from investments                                                           --       (18,211,404)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                                                (6,647,891)      (32,532,359)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common share offering cost adjustments                                                                          --           (4,043)
FundPreferred shares offering costs adjustments                                                                 --           (4,043)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   capital share transactions                                                                                   --           (8,086)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares                                        19,527,077         667,080
Net assets applicable to Common shares at the beginning of period                                       340,113,470     339,446,390
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                           $ 359,640,547    $340,113,470
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                       $ (2,978,831)    $    478,675
====================================================================================================================================


                See accompanying notes to financial statements.

                        Statement of
                             CASH FLOWS Three Months Ended March 31, 2006 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                     $  26,174,968
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investment securities                                                                                   (45,271,098)
   Proceeds from sales of investment securities                                                                          52,062,577
   Proceeds from (Purchase of) short-term investment securities, net                                                     (5,807,260)
   Amortization/(Accretion) of premiums and discounts, net                                                                   31,886
   (Increase) Decrease in receivable for dividends                                                                          (94,031)
   (Increase) Decrease in receivable for interest                                                                           183,803
   (Increase) Decrease in receivable for investments sold                                                                  (804,260)
   (Increase) Decrease in receivable for reclaims                                                                             9,160
   (Increase) Decrease in other assets                                                                                      (16,248)
   Increase (Decrease) in payable for investments purchased                                                               2,748,496
   Increase (Decrease) in accrued management fees                                                                             4,810
   Increase (Decrease) in accrued other liabilities                                                                         (26,274)
   Increase (Decrease) in FundPreferred share dividends payable                                                             (15,138)
   Net realized (gain) loss from investments                                                                             (9,028,668)
   Net realized (gain) loss from paydowns                                                                                    56,121
   Change in net unrealized (appreciation) depreciation of investments                                                  (13,955,915)
   Capital gain and return of capital distributions from investments                                                        847,028
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                                    7,099,957
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                                                                           (6,647,891)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                                                   (6,647,891)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                             452,066
Cash at the beginning of period                                                                                            (452,066)
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                             $          --
====================================================================================================================================

                See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets sovereign debt and foreign corporate bonds") and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2006, the Fund had outstanding when-issued/delayed delivery commitments of $4,000,000.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common Shareholders of a stated dollar amount based on the Fund's net investment income, net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. Distributions during the first three months of the fiscal year are classified as having been paid from net investment income; consequently, this will negatively impact the amount of undistributed net investment income shown in the financial statements in this interim report. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the financial statements contained in the annual report.

Real estate investment trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Fund from the REITs was 46.22% ordinary income, 37.32% long-term and short-term capital gains, and 16.46% return of REIT capital.

For the three months ended March 31, 2006, the Fund applied the actual percentages for the twelve months ended December 31, 2005, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type. For the fiscal year ended December 31, 2005, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

During the three months ended March 31, 2006, the Fund treated each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund will recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent year, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund's portfolio. Consequently, the financial statements at March 31, 2006, reflect an over-distribution of net investment income that is at least partly attributable to the fact that some of the amounts received by the Fund from the portfolio REITS, but none of the dividends paid by the Fund to shareholders, were treated as something other than ordinary income. For the fiscal year ended December 31, 2005, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

FundPreferred Shares
The Fund has issued and outstandings 2,400 Series T and 2,400 Series W, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Derivative Financial Instruments
The Fund is authorized to invest in derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not engage in any such investments during the three months ended March 31, 2006.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the three months ended March 31, 2006, nor during the fiscal year ended December 31, 2005.

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding short-term investments) during the three months ended March 31, 2006, aggregated $45,271,098 and $52,062,577, respectively.

4. INCOME TAX INFORMATION The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions.

At March 31, 2006, the cost of investments was $412,473,071.

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2006, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $72,117,471
   Depreciation                                                      (4,701,480)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           $67,415,991
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2005, the Fund's last tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                              $    1,742,465
Undistributed net long-term capital gains                                    --
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year end December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                         $   20,166,376
Distributions from net long-term capital gains                       16,120,736
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all funds assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of March 31, 2006, the complex-level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets sovereign debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2003*                    .32%                  2008                     .32%
2004                     .32                   2009                     .24
2005                     .32                   2010                     .16
2006                     .32                   2011                     .08
2007                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At March 31, 2006, the Fund had unfunded senior loan commitments of $130,222.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At March 31, 2006, there were no such outstanding participation commitments.

8. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a distribution of $.1100 per Common share which was paid on May 1, 2006, to shareholders of record on April 15, 2006.

                        Financial
                               HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                  Less Distributions
                             --------------------------------------------------------------  ---------------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                 Net
                  Beginning                      Net     Investment         Capital          Investment   Capital
                     Common                Realized/      Income to        Gains to           Income to  Gains to       Tax
                      Share         Net   Unrealized  FundPreferred   FundPreferred              Common    Common    Return
                  Net Asset  Investment   Investment         Share-          Share-              Share-    Share-        of
                      Value    Income(a)        Gain        holders+        holders+  Total     holders   holders   Capital   Total
====================================================================================================================================
Period Ended 12/31:
2006(c)              $16.88        $.22        $1.14          $(.06)          $  --   $1.30       $(.33)    $  --     $  --  $ (.33)
2005                  16.85         .83         1.00           (.09)           (.10)   1.64        (.71)     (.90)       --   (1.61)
2004                  15.13         .81         2.23           (.06)           (.03)   2.95        (.81)     (.41)     (.01)  (1.23)
2003(b)               14.33         .18         1.01           (.01)             --    1.18        (.18)     (.02)     (.01)   (.21)
====================================================================================================================================
                                                                          Total Returns
                                                                       -------------------
                                                                                   Based
                              Offering                                                on
                             Costs and         Ending                             Common
                         FundPreferred         Common                   Based      Share
                                 Share          Share       Ending         on        Net
                          Underwriting      Net Asset       Market     Market      Asset
                             Discounts          Value        Value      Value**    Value**
==========================================================================================
Period Ended 12/31:
2006(c)                          $  --         $17.85       $16.93       5.58%      7.73%
2005                                --          16.88        16.35      16.36      10.21
2004                                --          16.85        15.57       8.04      20.44
2003(b)                           (.17)         15.13        15.65       5.76       7.04
==========================================================================================
                                                               Ratios/Supplemental Data
                            -------------------------------------------------------------------------------------------------
                                              Before Credit/Reimbursement       After Credit/Reimbursement***
                                            -------------------------------    -------------------------------
                                                             Ratio of Net                       Ratio of Net
                                              Ratio of         Investment        Ratio of         Investment
                                 Ending       Expenses          Income to        Expenses          Income to
                                    Net     to Average            Average      to Average            Average
                                 Assets     Net Assets         Net Assets      Net Assets         Net Assets
                             Applicable     Applicable         Applicable      Applicable         Applicable       Portfolio
                              to Common      to Common          to Common       to Common          to Common        Turnover
                            Shares (000)        Shares++           Shares++        Shares++           Shares++          Rate
=============================================================================================================================
Period Ended 12/31:
2006(c)                        $359,641           1.38%*             4.63*            .95%*             5.06*             10%
2005                            340,113           1.42               4.53             .99               4.96              49
2004                            339,446           1.50               4.74            1.06               5.19              46
2003(b)                         304,387           1.26*              4.51*            .87*              4.89*             28
=============================================================================================================================
                                   FundPreferred Shares at End of Period
                               --------------------------------------------
                                 Aggregate     Liquidation
                                    Amount      and Market           Asset
                               Outstanding           Value        Coverage
                                      (000)      Per Share       Per Share
===========================================================================
Period Ended 12/31:
2006(c)                           $120,000         $25,000         $99,925
2005                               120,000          25,000          95,857
2004                               120,000          25,000          95,718
2003(b)                            120,000          25,000          88,414
===========================================================================

*    Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period September 25, 2003 (commencement of operations) through December 31, 2003.
(c)  For the three months ended March 31, 2006.

                See accompanying notes to financial statements.

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)*   /s/ Jessica R. Droeger
                            ---------------------------------------
                            Jessica R. Droeger
                            Vice President and Secretary

Date: June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: June 8, 2006

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: June 8, 2006

* Print the name and title of each signing officer under his or her signature.